                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C., 20549

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 4, 2002
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                        FIRST CENTURY BANKSHARES, INC.
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            (Exact name of registrant as specified in its charter)


       West Virginia                         0-11671             55-0628089
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(State or other jurisdiction of            (Commission         (IRS Employer
incorporation or organization)             File Number)     Identification No.)

    500 Federal Street, Bluefield, WV                            24701
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(Address of principal executive offices)                      (Zip Code)

      Registrant's telephone number, including area code:  (304) 325-8181
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 (Former name or former address, if changed since last report) Not applicable
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                        FIRST CENTURY BANKSHARES, INC.
                                   FORM 8-K


Item 5.  Other Events

Enclosed is the text of the official press release announcing the settlement of litigation between First Century Bank, N.A., an affiliate of the Corporation, and Community National Bank, Pulaski, Virginia.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

99.1 Press release announcing settlement on April 4, 2002 of litigation between First Century Bank, N.A. and Community National Bank, Pulaski, Virginia.


SIGNATURES

          Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


(Registrant)                  First Century Bankshares, Inc.
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                              By: /s/ J. Ronald Hypes
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                              J. Ronald Hypes, Treasurer
                              (Principal Accounting and Financial Officer)

                              Date: April 8, 2002
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